As filed with the Securities and Exchange Commission on November 10, 2004

Registration No. 333 - 13556

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM F-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NEWS AMERICA INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	2711	13-3249610
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas

New York, NY 10036

(212) 852-7000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

THE NEWS CORPORATION LIMITED

(Exact name of Registrant as specified in its charter)

South Australia, Australia	2711	Not applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

2 Holt Street

Surry Hills, New South Wales 2010, Australia

(Country Code 61) 2-9-288-3000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

FEG HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	7812	51-0385056
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1300 North Market Street, Suite 404

Wilmington, DE 19801

(302) 888-1615

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

FOX ENTERTAINMENT GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	7812	95-4066193
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas

New York, NY 10036

(212) 852-7111

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

HARPERCOLLINS PUBLISHERS INC.

(Exact name of Registrant as specified in its charter)

Delaware	Not applicable	22-2812214
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

10 East 53rd Street

New York, New York 10022

(212) 207-7000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

HARPERCOLLINS (UK)

(Exact name of Registrant as specified in its charter)

England and Wales	Not applicable	Not applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

77-85 Fulham Palace Road

Hammersmith

London W6 8JB

England

(Country Code 44) (020) 8-741-7070

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

NEWS AMERICA MARKETING FSI, INC.

(Exact name of Registrant as specified in its charter)

Delaware	2711	62-1396771
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas

New York, NY 10036

(212) 782-8000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

NEWS INTERNATIONAL LIMITED

(Exact name of Registrant as specified in its charter)

England and Wales	Not applicable	Not applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Virginia Street

London El 9BD

England

(Country Code 44) (020) 7-782-6000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

NEWS LIMITED

(Exact name of Registrant as specified in its charter)

South Australia, Australia	Not applicable	Not applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

2 Holt Street

Sydney, New South Wales

(Country Code 61) 2-9-288-3000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

NEWS PUBLISHING AUSTRALIA LIMITED

(Exact name of Registrant as specified in its charter)

Delaware	2711	13-3249611
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas

New York, NY 10036

(212) 852-7000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

NEWS SECURITIES B.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	Not applicable	Not applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Graaf Wichmanlaan 46

1405 RB

Bussum

The Netherlands

(Country Code 31) 035-6991050

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

NEWSCORP INVESTMENTS

(Exact name of Registrant as specified in its charter)

England and Wales	Not applicable	Not applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Virginia Street

London El 9BD

England

(Country Code 44) (020) 7-782-6000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Arthur M. Siskind, Esq.

The News Corporation Limited

1211 Avenue of the Americas

New York, New York 10036

(212) 852-7000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Amy Bowerman Freed, Esq.

Hogan & Hartson L.L.P.

111 South Calvert Street

Baltimore, MD 21202

(410) 659-2700

DEREGISTRATION OF SECURITIES

On May 25, 2001, News America Incorporated, The News Corporation Limited, FEG Holdings, Inc., Fox Entertainment Group, Inc., HarperCollins Publishers, Inc., HarperCollins (UK), News America Marketing FSI, Inc., News International Limited, News Limited, News Publishing Australia Limited, News Securities B.V. and Newscorp Investments (collectively, the “Issuers”) filed a registration statement on Form F-3 (No. 333-13556) (the “Registration Statement”) for purposes of registering Liquid Yield Option(TM) Notes due 2021 (the “LYONs”) and preferred American Depositary Shares and preferred limited voting ordinary shares of The News Corporation Limited issuable upon exchange or redemption of the LYONs.

Pursuant to the terms of the Registration Rights Agreement entered into as of February 28, 2001 among the Issuers and Merrill Lynch, Pierce, Fenner & Smith Incorporated that required the Issuers to file the Registration Statement, the Issuers are no longer required to keep the Registration Statement effective. Accordingly, this Post-Effective Amendment No. 1 to the Registration Statement is being filed to deregister, as of the date hereof, all of the LYONs, preferred American Depositary Shares and preferred limited voting ordinary shares that remain unsold under the Registration Statement.

The remainder of this page is intentionally left blank.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 10, 2004.

NEWS AMERICA INCORPORATED

By:	*
Peter Chernin Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2004.

Signature	Title
* Peter Chernin	Director, Chairman and Chief Executive Officer (Principal Executive Officer)

* David F. DeVoe	Director, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* K. Rupert Murdoch	Director

* Lachlan K. Murdoch	Director

* Arthur M. Siskind	Director

Paul V. Carlucci	Director

* Anthea Disney	Director

Stanley Shuman	Director

*	The undersigned by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to the Power of Attorney executed by such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ David F. DeVoe
David F. DeVoe Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 10, 2004.

THE NEWS CORPORATION LIMITED

By:	*
K. Rupert Murdoch Chairman and Chief Executive

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2004.

Signature	Title
* K. Rupert Murdoch	Executive Director, Chairman and Chief Executive (Principal Executive Officer)

* David F. DeVoe	Executive Director and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Chase Carey	Executive Director

* Peter Chernin	Executive Director

* Lachlan K. Murdoch	Executive Director

* Arthur M. Siskind	Executive Director

Peter Barnes	Non-Executive Director

* Geoffrey C. Bible	Non-Executive Director

Kenneth E. Cowley	Non-Executive Director

Viet Dinh	Non-Executive Director

Roderick I. Eddington	Non-Executive Director

Andrew S. B. Knight	Non-Executive Director

Thomas J. Perkins	Non-Executive Director

* Stanley S. Shuman	Non-Executive Director

John L. Thornton	Non-Executive Director

*	The undersigned by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to the Power of Attorney executed by such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ David F. DeVoe
David F. DeVoe Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 10, 2004.

FEG HOLDINGS, INC.

By:	*
Peter J. Macourt President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2004.

Signature	Title
* Peter J. Macourt	Director and President (Principal Executive Officer)

/s/ David F. DeVoe David F. DeVoe	Senior Executive Vice President (Principal Financial Officer and Principal Accounting Officer)

* Leslie F. Hinton	Director

* K. Rupert Murdoch	Director

*	The undersigned by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to the Power of Attorney executed by such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ David F. DeVoe
David F. DeVoe Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 10, 2004.

FOX ENTERTAINMENT GROUP, INC.

By:	*
K. Rupert Murdoch Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2004.

Signature	Title
* K. Rupert Murdoch	Director, Chairman and Chief Executive Officer (Principal Executive Officer)

* David F. DeVoe	Director and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Peter Chernin	Director

Christos M. Cotsakos	Director

Thomas W. Jones	Director

/s/ Lachlan K. Murdoch Lachlan K. Murdoch	Director

Peter Powers	Director

* Arthur M. Siskind	Director

*	The undersigned by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to the Power of Attorney executed by such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ David F. DeVoe
David F. DeVoe Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 10, 2004.

HARPERCOLLINS PUBLISHERS INC.

By:	/s/ Jane Friedman
Jane Friedman Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2004.

Signature	Title
/s/ Jane Friedman Jane Friedman	Director and Chief Executive Officer (Principal Executive Officer)

/s/ Glenn D’Agnes Glenn D’Agnes	Director and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* David F. DeVoe	Director

* K. Rupert Murdoch	Director

* Arthur M. Siskind	Director

*	The undersigned by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to the Power of Attorney executed by such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ David F. DeVoe
David F. DeVoe Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 10, 2004.

HARPERCOLLINS (UK)

By:	/s/ Victoria Barnsley
Victoria Barnsley Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2004.

Signature	Title
/s/ Victoria Barnsley Victoria Barnsley	Director and Chief Executive Officer (Principal Executive Officer)

/s/ Janet Gervasio Janet Gervasio	Director and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ Glenn D’Agnes Glenn D’Agnes	Director

* David F. DeVoe	Director

/s/ Jane Friedman Jane Friedman	Director

* K. Rupert Murdoch	Director

*	The undersigned by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to the Power of Attorney executed by such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ David F. DeVoe
David F. DeVoe Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 10, 2004.

NEWS AMERICA MARKETING FSI, INC.

By:	*
K. Rupert Murdoch Chairman

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2004.

Signature	Title
* K. Rupert Murdoch	Director and Chairman of the Board (Principal Executive Officer)

* David F. DeVoe	Director and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Arthur M. Siskind	Director

*	The undersigned by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to the Power of Attorney executed by such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ David F. DeVoe
David F. DeVoe Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 10, 2004.

NEWS INTERNATIONAL LIMITED

By:	*
Leslie F. Hinton Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2004.

Signature	Title
* Leslie F. Hinton	Director, Chairman and Chief Executive Officer (Principal Executive Officer)

* Richard M. Linford	Director and Finance Director (Principal Financial Officer and Principal Accounting Officer)

Ian McDonald	Director

Clive A. Milner	Director

* K. Rupert Murdoch	Director

* David F. DeVoe	Authorized Representative in the United States

*	The undersigned by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to the Power of Attorney executed by such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ David F. DeVoe
David F. DeVoe Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 10, 2004.

NEWS LIMITED

By:	*
John K. Hartigan Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2004.

Signature	Title
* John K. Hartigan	Director and Chief Executive Officer (Principal Executive Officer)

/s/ Stephen Rue Stephen Rue	Director and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Julian R. Clarke	Director

* Malcolm R. Colless	Director

* Jeremy Harris	Director

* Peter J. Macourt	Director

* K. Rupert Murdoch	Director

* Lachlan K. Murdoch	Director

Max Tomlinson	Director

Peter F. Wylie	Director

*	The undersigned by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to the Power of Attorney executed by such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ David F. DeVoe
David F. DeVoe Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 10, 2004.

NEWS PUBLISHING AUSTRALIA LIMITED

By:	*
K. Rupert Murdoch Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2004.

Signature	Title
* K. Rupert Murdoch	Director and Chief Executive Officer (Principal Executive Officer)

* David F. DeVoe	Director and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Peter Chernin	Director

* Lachlan K. Murdoch	Director

* Arthur M. Siskind	Director

*	The undersigned by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to the Power of Attorney executed by such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ David F. DeVoe
David F. DeVoe Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 10, 2004.

NEWS SECURITIES B.V.

By:	*
David F. DeVoe Chief Executive Officer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2004.

Signature	Title
* David F. DeVoe	Director, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)

* Anton R. Lathouwers	Director

* Peter J. Macourt	Director

* Arthur M. Siskind	Director

* Albert Trik	Director

*	The undersigned by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to the Power of Attorney executed by such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ David F. DeVoe
David F. DeVoe Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on November 10, 2004.

NEWSCORP INVESTMENTS

By:	*
Leslie F. Hinton Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2004.

Signature	Title
* Leslie F. Hinton	Director and Chief Executive Officer (Principal Executive Officer)

* Richard M. Linford	Director and Finance Director (Principal Financial Officer and Principal Accounting Officer)

Stephen F. Hutson	Director

* K. Rupert Murdoch	Director and Authorized Representative in the United States

*	The undersigned by signing his name hereto, does hereby sign and execute this Post Effective Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to the Power of Attorney executed by such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ David F. DeVoe
David F. DeVoe Attorney-in-fact